EXHIBIT 99.1

Community Capital Corporation Reports Quarterly Earnings, Deposit Growth and Elimination of Director Fees

GREENWOOD, S.C., July 27, 2009 (GLOBE NEWSWIRE) -- Community Capital Corporation (Nasdaq:CPBK) reports operating results for the six months and quarter ending June 30, 2009.

   * Noninterest DDAs exceed $105 million, up 43% since December 2008 and now comprise 19% of total deposits.
   * Total deposits excluding brokered grew $58 million, or 12%
     since March 31, 2009.
   * Mortgage fee income was $493,000 for the quarter which was a record for the company.
   * Wealth Management fees increased 17% over the first quarter of
     2009.
   * Eliminated bank and holding company Board of Director fees, effective July 1, 2009.
   * Net interest margin was 3.29% for Q2, while down from prior quarter our margin continues to be healthy despite strong
     CD growth during the quarter.
   * Bank liquidity significantly increased as company had no overnight wholesale borrowings and $58 million held in Federal
     Reserve correspondent account at June 30, 2009.
   * Announced effort to raise capital.
   * Remain "well capitalized" with total risk based capital at
     11.6% and Tier 1 leverage at 8.1%.
   * Increased our allowance for loan losses from 1.89% of gross loans at March 31, 2009 to 2.41% at June 30, 2009.
   * During the second quarter we incurred one time expenses of
     $350,000 related to our equity raising efforts, a $375,000 expense for the special FDIC assessment, and wrote down other real estate by $1.2 million.

Community Capital Corporation today reported a net loss for the three months ended June 30, 2009 of $2,941,000, or $0.66 per diluted share, compared to net income of $427,000, or $0.10 per diluted share for the same period in 2008. The company recorded provision for loan losses of $5.8 million during the second quarter of 2009 compared to $2.5 million during the second quarter of 2008. Non-performing assets decreased $2.3 million to $34.4 million at June 30, 2009 from $36.6 million at March 31, 2009 and increased $1,735,000 from $32.6 million at December 31, 2008.

Return on average assets for the quarter was (1.51)% for 2009 compared to 0.22% for the same period in 2008 and 0.45% for the first quarter of 2009. Return on average equity was (18.46)% for the quarter ended June 30, 2009 compared to 2.63% for the same period in 2008, and 5.36% for the quarter ended March 31, 2009.

Total assets increased 3.05% to $814,712,000 at June 30, 2009 from $790,600,000 as of December 31, 2008, and 5.52% from $772,103,000 at March 31, 2009. Total loans decreased $26,751,000 or 4.17% to $614,986,000 at June 30, 2009 from $641,737,000 at December 31, 2008, and decreased $11,083,000 from $626,069,000 at March 31, 2009. Total deposits increased $55,751,000 or 10.85% to $569,352,000 at June 30, 2009 from $513,601,000 at December 31, 2008, and increased $50,949,000 or 9.83% from $518,403,000 at March 31, 2009.

William G. Stevens, President/CEO of Community Capital Corporation, stated, "While we are disappointed with our bottom line results, we are encouraged by our company's ability to generate pretax preprovision core earnings. Our strategy of focusing on shifting the mix of funding sources has been enhanced by our cash management calling efforts which were begun in early 2008. As a result, noninterest bearing demand deposit balances have increased 43% since December 31, 2008 and now total $105 million. We also improved our liquidity position as we have over 9% of total assets in cash or near-cash assets and virtually no reliance on short term volatile funding sources. While maintaining highly liquid assets on our balance sheet will reduce margin, we believe this stance lowers our risk profile during a turbulent economic period and will also allow us to quickly invest in higher yielding assets as the economy recovers. Furthermore, we continue to be 'well capitalized'."

Community Capital Corporation is the parent company of CapitalBank, which operates 18 community oriented branches throughout upstate South Carolina that offer a full array of banking services, including a diverse wealth management group. Additional information on CapitalBank's locations and the products and services offered are available at www.capitalbanksc.com.

Advisory Note Regarding Forward-Looking Statements

Some of our statements contained in this news release are "forward-looking statements" within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements are not guarantees of performance or results. When we use words like "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "target," "could," "is likely," "should," "would," "will," and similar expressions, you should consider them as identifying forward-looking statements, although we may use other phrasing. These forward-looking statements involve risks and uncertainties and are based on our beliefs and assumptions, and on the information available to us at the time that these disclosures were prepared. These forward-looking statements involve risks and uncertainties and may not be realized due to a variety of factors, including, but not limited to, the following: the challenges, costs and complications associated with the continued development of our branches; the potential that loan charge-offs may exceed the allowance for loan losses or that such allowance will be increased as a result of factors beyond the control of us; our dependence on senior management; competition from existing financial institutions operating in our market areas as well as the entry into such areas of new competitors with greater resources, broader branch networks and more comprehensive services; adverse conditions in the stock market, the public debt market, and other capital markets (including changes in interest rate conditions); changes in deposit rates, the net interest margin, and funding sources; inflation, interest rate, and market fluctuations; risks inherent in making loans including repayment risks and value of collateral; the strength of the U.S. economy in general and the strength of the local economies in which we conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan losses; fluctuations in consumer spending and saving habits; the demand for our products and services; technological changes; the challenges and uncertainties in the implementation of our expansion and development strategies; the ability to increase market share; the adequacy of expense projections and estimates of impairment loss; the impact of changes in accounting policies by the Securities and Exchange Commission; unanticipated regulatory or judicial proceedings; the potential negative effects of future legislation affecting financial institutions (including without limitation laws concerning taxes, banking, securities, and insurance); the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; the timely development and acceptance of products and services, including products and services offered through alternative delivery channels such as the Internet; the impact on our business, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; other factors described in this news release and in other reports filed by the Company with the Securities and Exchange Commission; and our success at managing the risks involved in the foregoing.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this Advisory Note. Our actual results may differ significantly from those we discuss in these forward-looking statements. For other factors, risks and uncertainties that could cause our actual results to differ materially from estimates and projections contained in these forward-looking statements, please read the Company's Annual Report on Form 10-K for the year ended December 31, 2008 and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2009. Any forward-looking statement speaks only as of the date which such statement was made, and, except as required by law, we expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

 Financial Highlights     Three       Three        Six         Six
 (Dollars in thousands,   Months      Months      Months      Months
  except per share        Ended       Ended       Ended       Ended
  data)                  June 30     June 30     June 30     June 30
                           2009        2008        2009        2008
 Earnings Summary      (Unaudited) (Unaudited) (Unaudited) (Unaudited)

 Interest income        $   9,239   $  10,944   $  18,705   $  22,807
 Interest expense           3,482       4,522       6,997      10,181
                       ----------- ----------- ----------- -----------
 Net interest
  income                    5,757       6,422      11,708      12,626
 Provision for
  loan losses               5,800       2,500       7,800       4,500
 Non-interest
  income                    2,238       1,816       4,097       3,674
 Non-interest
  expense                   7,022       5,329      11,773      10,405
                       ----------- ----------- ----------- -----------
 Income (loss)
  before taxes            (4,827)         409     (3,768)       1,395
 Income tax
  expense
  (benefit)               (1,886)        (18)     (1,690)         187
                       ----------- ----------- ----------- -----------
 Net income (loss)      $ (2,941)   $     427   $ (2,078)   $   1,208
                       ----------- ----------- ----------- -----------

 Per Shares
  Ratios:
 Basic earnings
  per share               $(0.66)       $0.10     $(0.47)       $0.27
 Diluted earnings
  per share               $(0.66)       $0.10     $(0.47)       $0.27
 Dividends
  declared per
  share                     $0.00       $0.15       $0.15       $0.30
 Book value per
  share                    $13.74      $14.44      $13.74      $14.44

 Common Share
  Data:
 Outstanding at
  period end            4,523,966   4,468,235   4,523,966   4,468,235
 Weighted average
  outstanding           4,451,987   4,426,205   4,447,240   4,420,705
 Diluted weighted
  average
  outstanding           4,451,987   4,468,235   4,447,240   4,461,106

 Balance Sheet Highlights     Three Months  Three Months  Three Months
                                 Ended         Ended         Ended
                                June 30       March 31    December 31
                                  2009          2009          2008
 Average Balances:            (Unaudited)   (Unaudited)   (Unaudited)
 Total assets                  $ 782,430    $ 783,405     $ 787,243
 Earning assets                  715,954      717,556       730,659
 Loans                           626,961      637,298       642,478
 Deposits                        529,001      518,575       522,895
 Interest bearing deposits       428,957      432,046       448,141
 Noninterest bearing deposits    100,044       86,529        74,754
 Other borrowings                172,840      183,018       180,997
 Junior subordinated
  debentures                      10,310       10,310        10,310
 Shareholders' equity             63,935       65,274        65,633

 Performance Ratios:
 Return on average assets        (1.51)%        0.45%         0.00%
 Return on average
  shareholders' equity          (18.46)%        5.36%         0.03%

 Net interest margin (fully
  tax equivalent at 38%)           3.29%        3.44%         3.51%
 Efficiency ratio                 89.05%       60.96%        56.93%

                              Three Months   Six Months    Six Months
                                 Ended         Ended         Ended
                                June 30       June 30       June 30
                                  2008          2009          2008
 Average Balances:            (Unaudited)   (Unaudited)   (Unaudited)
 Total assets                  $ 791,088    $ 782,915     $ 795,765
 Earning assets                  731,253      716,751       733,790
 Loans                           653,252      632,101       655,017
 Deposits                        518,587      523,817       525,116
 Interest bearing deposits       451,860      430,492       460,918
 Noninterest bearing deposits     66,727       93,325        64,198
 Other borrowings                190,362      177,902       188,152
 Junior subordinated
  debentures                      10,310       10,310        10,310
 Shareholders' equity             65,409       63,832        65,316

 Performance Ratios:
 Return on average assets          0.22%      (0.46)%         0.31%
 Return on average
  shareholders' equity             2.63%      (6.49)%         3.72%

 Net interest margin (fully
  tax equivalent at 38%)           3.61%        3.36%         3.53%
 Efficiency ratio                 64.17%       75.06%        63.18%

                              Three Months Three Months  Three Months
                                 Ended        Ended         Ended
                                June 30      March 31    December 31
                                  2009         2009          2008
                              (Unaudited)  (Unaudited)   (Unaudited)
 Asset Quality:
 Nonperforming loans           $  28,826    $  28,174     $  27,524
 Other real estate                 5,554        8,473         5,121
     Total nonperforming
      assets                      34,380       36,647        32,645
 Net charge-offs/write-downs       2,790        3,775           936
 Net charge-offs/write-downs
  to average loans                 0.45%        0.59%         0.15%
 Allowance for loan losses
  to nonperforming loans          51.52%       42.03%        49.47%
 Nonperforming loans to
  total loans                      4.69%        4.50%         4.29%
 Nonperforming assets to
  total assets                     4.22%        4.75%         4.13%
 Allowance for loan losses
  to period end loans              2.41%        1.89%         2.12%

 Other Selected Ratios:
 Average equity to average
  assets                           8.17%        8.33%         8.34%
 Average loans to average
  deposits                       118.52%      122.89%       122.87%
 Average loans to average
  earning assets                  87.57%       88.82%        87.93%

                             Three Months  Six Months    Six Months
                                 Ended        Ended         Ended
                                June 30      June 30       June 30
                                  2008         2009          2008
                              (Unaudited)  (Unaudited)   (Unaudited)
 Asset Quality:
 Nonperforming loans           $  17,464    $  28,826     $  17,464
 Other real estate                 1,255        5,554         1,255
     Total nonperforming
      assets                      18,719       34,380        18,719
 Net charge-offs/write-downs         107        6,566         1,383
 Net charge-offs/write-downs
  to average loans                 0.02%        1.04%         0.21%
 Allowance for loan losses
  to nonperforming loans          56.55%       51.52%        56.55%
 Nonperforming loans to
  total loans                      2.71%        4.69%         2.71%
 Nonperforming assets to
  total assets                     2.39%        4.22%         2.39%
 Allowance for loan losses
  to period end loans              1.53%        2.41%         1.53%

 Other Selected Ratios:
 Average equity to average
  assets                           8.27%        8.15%         8.21%
 Average loans to average
  deposits                       125.97%      120.67%       124.74%
 Average loans to average
  earning assets                  89.33%       88.19%        89.26%

 Balance Sheet Data           Period     Period     Period    Period
 (Dollars in thousands,        Ended      Ended     Ended     Ended
  except per share data)      June 30    March 31  Dec. 31   June 30
                               2009        2009      2008      2008
                            (Unaudited)(Unaudited)         (Unaudited)
 Assets:
 Cash and cash equivalents:
  Cash and due from banks    $ 16,114    $ 11,680  $ 11,970  $ 15,110
  Interest bearing deposit
   accounts                    58,101         466     1,642       188
                             --------    --------  --------  --------
     Total cash and cash
      equivalents              74,215      12,146    13,612    15,298
 Investment securities:
  Securities held-for-sale     65,409      72,569    78,828    67,492
  Securities held-to-
   maturity                       215         215       215       270
  Nonmarketable equity
   securities                  10,186       9,635    10,815     9,659
                             --------    --------  --------  --------
     Total investment
      securities               75,810      82,419    89,858    77,421
 Loans held for sale            3,394       1,774       303     1,014
 Loans receivable             614,986     626,069   641,737   644,895
 Allowance for loan losses   (14,851)    (11,842)  (13,617)   (9,876)
 Premises and equipment,
  net                          16,593      16,997    17,243    17,696
 Intangible assets              9,294       9,399     9,507     9,731
 Other assets                  35,271      35,141    31,957    26,469
                             --------    --------  --------  --------
       Total assets          $814,712    $772,103  $790,600  $782,648
                             ========    ========  ========  ========

 Liabilities and
  shareholders' equity:
 Deposits:
  Noninterest bearing        $105,696    $ 89,384  $ 73,663  $ 69,020
  Interest bearing            463,657     429,019   439,938   430,271
                             --------    --------  --------  --------
     Total deposits           569,352     518,403   513,601   499,291
 Federal funds purchased,
  securities sold under
  agreements to repurchase
  and other short term
  borrowings                   30,109      36,006    33,838    66,580
 FHLB advances                135,400     135,400   161,185   135,475
 Junior subordinated
  debentures                   10,310      10,310    10,310    10,310
 Other liabilities              7,470       6,453     6,709     6,468
                             --------    --------  --------  --------
 Total liabilities           $752,641    $706,572  $725,643  $718,124
                             ========    ========  ========  ========

 Shareholders' equity:
 Common stock: $1 par value;
  10 million shares
  authorized                    5,716       5,716     5,667     5,668
 Nonvested restricted stock     (556)       (651)     (445)     (661)
 Capital surplus               62,658      62,658    62,405    62,425
 Accumulated other
  comprehensive income            167         820       527       151
 Retained earnings             11,463      14,403    14,218    14,356
 Treasury stock, at cost     (17,377)    (17,415)  (17,415)  (17,415)
                            --------    --------  --------  --------
 Total shareholders' equity   62,071      65,531    64,957    64,524
                            --------    --------  --------  --------
 Total liabilities and
  shareholders' equity      $814,712    $772,103  $790,600  $782,648
                            ========    ========  ========  ========

 Income Statement Data       Three Months  Three Months  Three Months
 (Dollars in thousands,         Ended         Ended         Ended
  except per share data)       June 30        March 31    December 31
                                 2009           2009         2008
                              (Unaudited)   (Unaudited)   (Unaudited)
 Interest income:
   Interest and fees on
    loans                    $      8,401  $      8,490  $      9,385
   Interest on
    investment securities             831           974           994
   Interest on federal funds
    sold and Interest-bearing
    deposits                            7             2             1
                             ------------- ------------- -------------
      Total interest income         9,239         9,466        10,380

 Interest expense:
   Interest on deposits             1,823         1,842         2,284
   Interest on borrowings           1,659         1,672         1,781
                             ------------- ------------- -------------
      Total interest expense        3,482         3,514         4,065

 Net interest income                5,757         5,952         6,315
 Provision for loan loss            5,800         2,000         3,700
                             ------------- ------------- -------------
 Net interest income after
  provision                           (43)        3,952         2,615
 Non-interest income:
   Service charges on
    deposit accounts                  573           563           651
   Gain on sale of loans
    held for sale                     493           322           221
   Fees from brokerage
    services                           74            37            53
   Income from fiduciary
    activities                        406           348           327
   Gain on sale of securities
    held-for-sale                     248           145            --
   Gain on sale of premises
    and equipment                      --             3             6
   Other operating income             444           444           464
                             ------------- ------------- -------------
      Total non-interest
       income                       2,238         1,862         1,722
 Non-interest expense:
   Salaries and employee
    benefits                        2,617         2,594         2,209
   Net occupancy expense              320           320           320
   Amortization of
    intangible assets                 105           108           112
   Furniture and
    equipment expense                 223           233           231
   Loss on sale of fixed
    assets                             21            --            --
   Other operating expenses         3,736         1,498         1,774
                             ------------- ------------- -------------
      Total non-interest
       expense                      7,022         4,753         4,646
 Income (loss) before taxes        (4,827)        1,059          (309)
 Income tax expense (benefit)      (1,886)          196          (313)
                             ------------- ------------- -------------
 Net income (loss)           $     (2,941) $        863  $          4
                             ------------- ------------- -------------

                             Three Months    Six Months    Six Months
                                 Ended         Ended         Ended
                                June 30       June 30       June 30
                                 2008           2009         2008
                              (Unaudited)   (Unaudited)   (Unaudited)
 Interest income:
   Interest and fees on
    loans                    $      9,981  $     16,891  $     20,853
   Interest on investment
    securities                        962         1,806         1,950
   Interest on federal
    funds sold and Interest-
    bearing deposits                    1             8             4
                             ------------- ------------- -------------
      Total interest income        10,944        18,705        22,807

 Interest expense:
   Interest on deposits             2,574         3,664         6,127
   Interest on borrowings           1,948         3,333         4,054
                             ------------- ------------- -------------
      Total interest expense        4,522         6,997        10,181

 Net interest income                6,422        11,708        12,626
 Provision for loan loss            2,500         7,800         4,500
                             ------------- ------------- -------------
 Net interest income after
  provision                         3,922         3,908         8,126
 Non-interest income:
   Service charges on
    deposit accounts                  583         1,136         1,169
   Gain on sale of loans
    held for sale                     329           815           603
   Fees from brokerage
    services                           48           111            93
   Income from fiduciary
    activities                        488           754           956
   Gain on sale of securities
    held-for-sale                       1           393            98
   Gain on sale of premises
    and equipment                      --            --            --
   Other operating income             367           888           755
                             ------------- ------------- -------------
      Total non-interest
       income                       1,816         4,097         3,674

 Non-interest expense:
   Salaries and employee
    benefits                        2,992         5,211         5,908
   Net occupancy expense              327           640           656
   Amortization of
    intangible assets                 111           213           225
   Furniture and equipment
    expense                           243           455           478
   Loss on sale of fixed
    assets                             --            18            --
   Other operating expenses         1,656         5,236         3,138
                             ------------- ------------- -------------
      Total non-interest
       expense                      5,329        11,773        10,405

 Income (loss) before taxes           409        (3,768)        1,395
 Income tax expense (benefit)         (18)       (1,690)          187
                             ------------- ------------- -------------
 Net income (loss)           $        427  $     (2,078) $      1,208
                             ------------- ------------- -------------

                                  June 30, 2009       March 31, 2009
 (Dollars in thousands)         Balance   Percent   Balance   Percent
 Loans:
 Commercial and agricultural   $ 38,705      6.29% $ 39,678      6.34%
 Real estate - construction     176,534     28.71%  176,668     28.22%
 Real estate - mortgage and
  commercial                    330,782     53.79%  336,304     53.72%
 Home equity                     48,634      7.91%   48,266      7.71%
 Consumer - Installment          18,840      3.06%   23,622      3.77%
 Other                            1,491      0.24%    1,531      0.24%
                               --------- --------- --------- ---------
      Total                    $614,986    100.00% $626,069    100.00%
                               --------- --------- --------- ---------

                                  June 30, 2009       March 31, 2009
 (Dollars in thousands)         Balance   Percent   Balance   Percent
 Deposits:
 Noninterest bearing demand    $105,696     18.56% $ 89,384     17.24%
 Interest bearing demand         62,559     10.99%   68,803     13.27%
 Money market and savings       139,677     24.53%  136,294     26.29%
 Brokered deposits               46,561      8.18%   53,139     10.25%
 Certificates of deposit        214,859     37.74%  170,783     32.95%
                               --------- --------- --------- ---------
      Total                    $569,352    100.00% $518,403    100.00%
                               --------- --------- --------- ---------

                                December 31, 2008     June 30, 2008
 (Dollars in thousands)         Balance   Percent   Balance   Percent
 Loans:
 Commercial and agricultural   $ 43,442      6.77% $ 44,202      6.85%
 Real estate - construction     185,414     28.89%  202,239     31.36%
 Real estate - mortgage and
  commercial                    344,457     53.68%  332,295     51.53%
 Home equity                     47,830      7.45%   44,066      6.83%
 Consumer - Installment          19,073      2.97%   20,689      3.21%
 Other                            1,521      0.24%    1,404      0.22%
                               --------- --------- ---------- --------
      Total                    $641,737    100.00% $644,895    100.00%
                               --------- --------- --------- ---------

                                December 31, 2008     June 30, 2008
 (Dollars in thousands)         Balance   Percent   Balance   Percent
 Deposits:
 Noninterest bearing demand    $ 73,663     14.35% $ 69,020     13.82%
 Interest bearing demand         65,699     12.79%   64,057     12.83%
 Money market and savings       133,807     26.05%  151,758     30.39%
 Brokered deposits               49,828      9.70%   43,264      8.67%
 Certificates of deposit        190,604     37.11%  171,192     34.29%
                               --------- --------- --------- ---------
      Total                    $513,601    100.00% $499,291    100.00%
                               --------- --------- --------- ---------

 Wealth Management
 Group Fiduciary
 and Related
 Services:(Dollars
 in thousands,
 except number of    June 30,     March 31,  December 31,   June 30,
 accounts)             2009         2009         2008         2008
                   ------------ ------------ ------------ ------------

 Market value of
  accounts             $438,929     $392,777     $396,596     $471,603
 Market value of
  discretionary
  accounts             $167,760     $155,553     $160,488     $198,753
 Market value of
  non-discretionary
  accounts             $271,169     $237,224     $236,108     $272,850
 Total number of
  accounts                1,315        1,373        1,334        1,227

 Yield/Rate Analysis YTD                      Three Months Ended
                                                 June 30, 2009
                                         -----------------------------
                                          Average               Yield/
 (Dollars in thousands)                   Balance   Interest     Rate
                                         -----------------------------
 ASSETS
 Loans(1)(3)                             $ 626,961 $   8,410      5.38%
 Securities, taxable(2)                     42,183       518      4.93%
 Securities, nontaxable(2)(3)               25,150       393      6.27%
 Nonmarketable Equity Securities             2,041        31      6.09%
 Fed funds sold and other (incl. FHLB)      19,619         7      0.14%
                                         -------------------
   Total earning assets                  $ 715,954 $   9,359      5.24%
 Non-earning assets                         66,476
                                         ---------
   Total assets                          $ 782,430
                                         =========

 LIABILITIES AND
 STOCKHOLDERS' EQUITY
 Transaction accounts                    $ 189,041 $     329      0.70%
 Regular savings accounts                   38,947       162      1.67%
 Certificates of deposit                   200,969     1,332      2.66%
 Other short term borrowings                35,619        23      0.26%
 FHLB Advances                             137,221     1,459      4.26%
 Junior subordinate debentures              10,310       177      6.89%
                                         -------------------
   Total interest-bearing liabilities    $ 612,107 $   3,482      2.28%
 Non-interest bearing liabilities          106,388
 Stockholders' equity                       63,935
                                         ---------
   Total liabilities & equity            $ 782,430
                                         =========

 Net interest income/
  interest rate spread                             $   5,877      2.96%
                                                   ===================

 Net yield on earning assets                                      3.29%
                                                             =========

                                             Three Months Ended
                                                 June 30, 2008
                                         -----------------------------
                                          Average                Yield/
 (Dollars in thousands)                   Balance   Interest      Rate
                                         -----------------------------
 ASSETS
 Loans(1)(3)                             $ 653,252 $   9,991      6.15%
 Securities, taxable(2)                     38,811       500      5.18%
 Securities, nontaxable(2)(3)               29,262       446      6.13%
 Nonmarketable Equity Securities             9,661       139      5.79%
 Fed funds sold and other (incl. FHLB)         266         2      3.02%
                                         -------------------
   Total earning assets                  $ 731,252 $  11,078      6.09%
 Non-earning assets                         59,836
                                         ---------
   Total assets                          $ 791,088
                                         =========

 LIABILITIES AND
 STOCKHOLDERS' EQUITY
 Transaction accounts                    $ 230,424 $     709      1.24%
 Regular savings accounts                   36,285       205      2.27%
 Certificates of deposit                   185,149     1,663      3.61%
 Other short term borrowings                54,835       306      2.24%
 FHLB Advances                             135,527     1,459      4.33%
 Junior subordinate debentures              10,310       180      7.02%
                                         -------------------
   Total interest-bearing liabilities    $ 652,530 $   4,522      2.79%
 Non-interest bearing liabilities           73,149
 Stockholders' equity                       65,409
                                         ---------
   Total liabilities & equity            $ 791,088
                                         =========

 Net interest income/
  interest rate spread                             $   6,556      3.30%
                                                   ===================

 Net yield on earning assets                                      3.61%
                                                             =========

Yield/Rate Analysis YTD                       Six Months Ended
                                                 June 30, 2009
                                         -----------------------------
                                          Average              Yield/
 (Dollars in thousands)                   Balance   Interest    Rate
                                         -----------------------------
 ASSETS
 Loans(1)(3)                             $ 632,101 $  16,907      5.39%
 Securities, taxable(2)                     44,689     1,133      5.11%
 Securities, nontaxable(2)(3)               26,643       846      6.40%
 Nonmarketable Equity Securities             2,041        61      6.03%
 Fed funds sold and other (incl. FHLB)      11,277         8      0.14%
                                         -------------------
   Total earning assets                  $ 716,751 $  18,955      5.33%
 Non-earning assets                         66,164
                                         ---------
   Total assets                          $ 782,915
                                         =========

 LIABILITIES AND
 STOCKHOLDERS' EQUITY
 Transaction accounts                    $ 198,031 $     619      0.63%
 Regular savings accounts                   38,158       330      1.74%
 Certificates of deposit                   194,303     2,715      2.82%
 Other short term borrowings                35,918        58      0.33%
 FHLB Advances                             141,984     2,916      4.14%
 Junior subordinate debentures              10,310       359      7.02%
                                         -------------------
    Total interest-bearing liabilities   $ 618,704 $   6,997      2.28%
 Non-interest bearing liabilities          100,379
 Stockholders' equity                       63,832
                                         ---------
     Total liabilities & equity          $ 782,915
                                         =========

 Net interest income/
  interest rate spread                             $  11,958      3.05%
                                                   ===================

 Net yield on earning assets                                      3.36%
                                                             =========

                                               Six Months Ended
                                                 June 30, 2008
                                         -----------------------------
                                          Average              Yield/
 (Dollars in thousands)                   Balance   Interest   Rate
                                         -----------------------------
 ASSETS
 Loans(1)(3)                             $ 655,017 $  20,876      6.41%
 Securities, taxable(2)                     39,619     1,023      5.19%
 Securities, nontaxable(2)(3)               29,287       891      6.12%
 Nonmarketable Equity Securities             9,587       281      5.89%
 Fed funds sold and other (incl. FHLB)         280         4      2.87%
                                         -------------------
   Total earning assets                  $ 733,790 $  23,075      6.32%
 Non-earning assets                         61,975
                                         ---------
   Total assets                          $ 795,765
                                         =========

 LIABILITIES AND
 STOCKHOLDERS' EQUITY
 Transaction accounts                    $ 235,081 $   1,883      1.61%
 Regular savings accounts                   36,059       441      2.46%
 Certificates of deposit                   189,778     3,803      4.03%
 Other short term borrowings                52,635       737      2.82%
 FHLB Advances                             135,518     2,956      4.39%
 Junior subordinate debentures              10,310       361      7.04%
                                         -------------------
   Total interest-bearing liabilities    $ 659,381 $  10,181      3.11%
 Non-interest bearing liabilities           71,068
 Stockholders' equity                       65,316
                                         ---------
   Total liabilities & equity            $ 795,765
                                         =========

 Net interest income/
  interest rate spread                             $  12,894      3.21%
                                                   ===================

 Net yield on earning assets                                      3.53%
                                                             =========

 (1) The effect of loans in nonaccrual status and fees collected is not significant to the computations.
 (2) Average investment securities exclude the valuation allowance on securities available-for-sale.
 (3) Fully tax-equivalent basis at 38% tax rate for nontaxable securities and loans.

CONTACT:  Community Capital Corporation
          R. Wesley Brewer, Executive Vice President/CFO
            864-941-8290
            wbrewer@capitalbanksc.com
          Lee Lee M. Lee, Controller/VP of Investor Relations
            864-941-8242
            llee@capitalbanksc.com
          www.comcapcorp.com